SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
 (AMENDMENT NO. __)

Filed by the Registrant [x]               Filed by a Party other than the Registrant [  ]
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[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (ss.) 240.14a 11(c) or (ss.) 240.14a 12

Eagle Capital Appreciation Fund
Registration Nos. 811-04338 and 002-98634
_______________________________________________________
Eagle Growth & Income Fund
Registration Nos. 811-04767 and 033-07559
_______________________________________________________
Eagle Series Trust
Registration Nos. 811-07470 and 033-57986
_______________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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[ ]	Fee paid previously with preliminary materials.
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1

ACTION REQUIRED

Please Vote Today!

July 21, 2017

Dear Shareholder:

You are a valued shareholder of the Eagle Family of Funds, and I am writing you today to ask that you vote to approve two proposals related to your fund(s).

A Special Meeting of Shareholders is to be held on August 16, 2017. Your vote is very important to us.

We would greatly appreciate your consideration in voting to approve an Agreement and Plan of Reorganization and Termination as well the approval to implement "multi-manager" arrangements for the Fund's. We must receive your vote prior to August 16, 2017.

The Board of Directors unanimously recommends you vote "FOR" the proposal applicable to your fund(s), as discussed in detail in the proxy statement.

MANY SHAREHOLDERS HAVE ALREADY VOTED, BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE
FORWARD.
VOTING IS EASY!

1. BY PHONE: Call 1-855-928-4493 and a proxy specialist will be happy to answer your questions and assist you with placing your vote over the phone or call the toll free touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2. BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3. BY MAIL: Sign and return the voting instruction form in the return envelope provided.

On behalf of the Board of Directors of the Eagle Family of Funds, please accept my thanks for your participation in this important matter.

Sincerely,

J Cooper Abbott
President
Eagle Family of Funds

Time is Running Out!

PLEASE VOTE TODAY

By now, you should have received a proxy package in the mail regarding an important shareholder meeting for the Eagle Family of Funds that is scheduled to be held on August 16, 2017.

According to our records, we have not received your vote!

It is important that we receive your vote before August 16, 2017 because it will help to avoid having to hold additional meetings in order to reach a quorum. If you have any questions or would like to vote, please call the number listed below:

1-855-928-4493

The Funds have made it very easy for you to vote. Choose one of the following methods:

Vote by Internet	Call

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.
Call the toll free phone number above Monday through
Friday, 9am to 10pm, Eastern time to speak with a proxy
specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card.
Have your proxy card with control number available. Follow the touch-
tone prompts to vote.

ACTION IS NEEDED ON YOUR INVESTMENT IN:

Eagle Family of Funds

PLEASE VOTE NOW

Recently, we sent you proxy materials regarding the Special Meeting of Shareholders that is scheduled for August 16, 2017. Our records indicate that we have not received your voting instructions. We urge you to vote as soon as possible to allow the Eagle Family of Funds to obtain the necessary number of votes required to hold the meeting as scheduled.

Voting is quick and will only take a few minutes of your time.

The Eagle Family of Funds offers three easy methods for you to vote:

VOTE BY PHONE	VOTE BY MAIL	VOTE ONLINE

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MEDIA MAIL

MERCHANDISE RETURN LABEL

[illegible]

Call 1-800-690-6903, enter the control number on your voting instruction form and follow the prompts.	Return the executed proxy card in the postage-paid envelope provided so it is received before August 16, 2017.	Visit proxyvote.com and enter the control number that appears on your proxy card. Follow the on-screen prompts to vote.

Your vote is important no matter the size of your investment.
Please vote promptly.

EAGLEREM1